KRANESHARES TRUST

KraneShares Dow Jones China Select Dividend ETF

KraneShares CSI New China ETF

KraneShares CSI China Internet ETF

KraneShares CSI China Consumer Discretionary ETF

KraneShares CSI China Consumer Staples ETF

KraneShares CSI China Urbanization ETF

KraneShares FTSE Emerging Markets Plus ETF

(collectively, the “Funds”)

Supplement dated December 10, 2015 to the

Summary Prospectus and Statutory Prospectus (each, a “Prospectus”

and together, the “Prospectuses”) for each Fund

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses listed above and should be read in conjunction with the Prospectuses.

On December 1, 2015, the sub-advisory agreement between Krane Funds Advisors, LLC (“Krane”), the adviser to each Fund, and Index Management Solutions, LLC (“IMS”), the sub-adviser to each Fund, terminated. Accordingly, IMS ceased providing, and Krane commenced providing, day-to-day portfolio management services to the Funds. Therefore, the following changes apply to the Prospectuses.

1.	All references to Index Management Solutions, LLC and the Sub-Adviser in the Prospectuses are deleted in their entirety.

2.	In the “Fund Summary” section of the Prospectuses, the “Portfolio Managers” sub-section is deleted in its entirety and replaced with the following:

Portfolio Manager
Mark Schlarbaum, Managing Partner of the Adviser, has had primary responsibility for trading the Fund’s portfolio securities since December 2015.

3.	In the “Management” section of the Statutory Prospectuses, the “Portfolio Managers” sub-section is deleted in its entirety and replaced with the following:

Portfolio Manager

Mark Schlarbaum, Managing Partner of Krane, has had primary responsibility for trading the Fund’s portfolio securities since December 2015. He joined Krane in April 2015 and has over 23 years of experience in the investment management industry. Previously, he was vice president of equity trading at T. Rowe Price (1997-2003); co-founder of Schlarbaum Capital Management (2002-2006); head equity trader at Global Capital Management (2007-2009); managing director of Palliser Bay (2009-2014); and principal business developer at Trident Distribution Partners (2014-2015). Mr. Schlarbaum graduated with a bachelor’s degree in psychology and economics from Purdue University.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

4.	In the “Additional Information” section of the Statutory Prospectuses, the third paragraph is deleted in its entirety and replaced with the following:

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

2